August 7, 2025 Second Quarter 2025 Earnings Presentation

Forward Looking Statements This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although CompoSecure believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, CompoSecure cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning CompoSecure’s possible or assumed future actions, business strategies, events, results of operations, demand, the implementation of the CompoSecure Operating System, and guidance for 2025, are forward-looking statements. In some instances, these statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect CompoSecure’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in CompoSecure’s forward-looking statements: the ability of CompoSecure to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that CompoSecure may be adversely impacted by other global economic, business, competitive and/or other factors, including tariffs; the outcome of any legal proceedings that may be instituted against CompoSecure or others; future exchange and interest rates; changes in our accounting and/or financial presentation; and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. CompoSecure undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from Non-GAAP financial measures used by other companies. CompoSecure believes Non-GAAP Net Sales, Non-GAAP Gross Profit, Non-GAAP Gross Margin, EBITDA, Adjusted EBITDA, Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA Margin, Adjusted Net Income, Adjusted EPS, Adjusted Diluted EPS, Non-GAAP Total Cash, Non-GAAP Net Debt, and related measures are useful to investors in evaluating CompoSecure’s financial performance. Specifically, we believe EBITDA, Adjusted EBITDA, Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin provide valuable insight into operational efficiency independent of capital structure and tax environment; Adjusted Net Income, Adjusted EPS and Adjusted Diluted EPS offer investors a clearer view of ongoing profitability by excluding non-recurring and non-operational items and Non-GAAP Net Sales, Non-GAAP Gross Profit, Non-GAAP Gross Margin, Non-GAAP Total Cash, Non-GAAP Net Debt, and related measures provide greater comparability with CompoSecure’s historical results, following the change in accounting presentation required as a result of the spin-off of Resolute Holdings Management, Inc (the “Spin-Off”). In our results for Q1 2025, “Non-GAAP Net Sales,” “Non-GAAP Gross Profit,” “Non-GAAP Gross Margin,” “Non-GAAP Net Debt” and “Non-GAAP Total Cash” were titled “Consolidated Net Sales,” “Consolidated Gross Profit,” “Consolidated Gross Margin,” “Consolidated Net Debt” and “Consolidated Total Cash,” respectively. Due to the Spin-Off and the resulting shift to equity method accounting under GAAP beginning February 28, 2025, CompoSecure is presenting a broader set of Non-GAAP measures, including an Adjusted Statement of Operations (Unaudited), an Adjusted Balance Sheet (Unaudited), and an Adjusted Statement of Cash Flows (unaudited), to provide investors with financial information that we believe allows for greater comparability with our historical financial reporting and better represents the underlying performance of the business across reporting periods. CompoSecure uses these Non-GAAP measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and/or measure incentive compensation. We believe that these Non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling CompoSecure to evaluate and plan more effectively for the future. Due to the forward-looking nature of the financial guidance included herein, the amounts included or excluded from the Non-GAAP financial measures, including with respect to depreciation, amortization, interest, and taxes that would be required to reconcile the Non-GAAP financial measures to GAAP measures are inherently uncertain or difficult to predict, so it is not feasible to provide accurate forecasted Non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking Non-GAAP financial measures is included. Additionally, CompoSecure’s debt agreements contain covenants based on variations of these measures for purposes of determining debt covenant compliance. CompoSecure believes that investors should have access to the same set of tools that its management uses in analyzing operating results. These Non-GAAP measures should not be considered as measures of financial performance under U.S. GAAP, and the items included or excluded are significant components in understanding and assessing CompoSecure’s financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of CompoSecure’s liquidity. These Non-GAAP measures may be different from similarly titled Non-GAAP measures used by other companies. Please refer to the tables below for the reconciliation of GAAP measures to these Non-GAAP measures. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. 2 Disclaimers

3

Q2 Business Update

Observations Since Resolute's Initial Investment

Accelerating commercial momentum, early efficiency gains, and market opportunity validate thesis

Intrinsic to CompoSecure

- ✓ ***Accelerating organic growth*** – for both existing card program updates and new card launches across traditional banks and fintechs.
- ✓ ***Early impact of CompoSecure Operating System*** – driving significant gains in profitability from operational efficiencies and building a high-performance culture.
- ✓ ***Innovation and R&D pipeline*** – advanced manufacturing capabilities coupled with synergies from Arculus are expanding product offerings that resonate with customers.

Broader Market Opportunities

- ✓ ***Metal card penetration*** – metal payment cards represent <1% of total payment card shipments per year with rising customer demand from the mass affluent.
- ✓ ***Payment card adoption*** – credit card usage continues to expand as traditional banks spend on new customer acquisition and fintechs onboard new customer cohorts.
- ✓ ***Regulatory clarity*** – recent legislation provides clear framework for financial institutions to participate in stablecoins and digital asset products.

Increased conviction in CompoSecure's ability to drive sustainable long-term value creation for shareholders

4 Strong second quarter driven by accelerating sales and improved profitability – raising full year guidance Financial results are required to be reported using equity method accounting1 following the completed spin-off of Resolute Holdings Management, Inc. (Nasdaq: RHLD). Non-GAAP Net Sales2 of $119.6 million up 10% vs. 2Q24, driven by accelerated domestic demand growth from traditional banks and leading fintechs. Pro Forma Adjusted EBITDA2 of $46.3 million up 26% vs. 2Q24, due to organic revenue growth and early operational efficiencies from ongoing implementation of CompoSecure Operating System (“COS”). High-profile card program wins and existing program upgrades include Chase Sapphire Reserve Consumer and Business, Crypto.com, Gemini, XP, and MGM. Recently launched Coinbase One Card is the first crypto card on the American Express network and is powered by Arculus. Raising full year guidance for Non-GAAP Net Sales to ~$455 million and Pro Forma Adjusted EBITDA to ~$158 million. Guidance for Pro Forma Adjusted EBITDA includes the payment of the Resolute Holdings management fee. 1 For required equity method accounting explanation, please reference slides 12 and 18. 2 For reconciliation of Non-GAAP measures to the most directly comparable measure prepared in accordance with GAAP, please reference the Appendix. Strong revenue growth and record profitability support full year guidance raise Executive Summary Q2 Business Update

Q2 Business Update

Relationship Between CMPO & RHLD

5

Non-GAAP financials best reflect underlying entity structure and unique earnings streams


CompoSecure, Inc.
(NASDAQ: CMPO)
100% Ownership
CompoSecure Holdings, L.L.C. ("Holdings")
Management Services (including Resolute Operating System) and Capital Allocation / M&A
Resolute Holdings Management, Inc.
(NASDAQ: RHLD)
Quarterly Management Fee[1]

Non-GAAP Financials	Non-GAAP Financials
Traditional Operating Results	**Management Fee from CompoSecure**
Minus: Management Fee Paid to RHLD	**Minus:** Salaries and Operating Expenses
Equals: CMPO Operating Earnings	**Equals: RHLD Fee-Related Earnings**

CMPO is an operating business and RHLD is an asset management firm – Non-GAAP financials capture distinct economics

[1] For detailed calculation of quarterly management fee as reported by CMPO and as defined by the management agreement, please reference slide 23 in the Appendix.

6

Q2 Business Update

Customer Demand and Operations Updates

COS enables disciplined focus to catalyzing revenue growth and durable margin expansion

Favorable Demand Trends

Premium Upgrade Cycles – significant refresh of Chase Sapphire Reserve demonstrates market momentum to expand value proposition of established premium card programs.

New Market Entrants – rise in leading fintechs and neobanks like Coinbase and Robinhood launching differentiated programs centered around metal cards.

Expanding Cardholder Base – metal cards are increasingly serving a broader range of customers with product tiers designed for the mass affluent to the ultra premium.

Operational Progress

Implementation of COS – systematic deployment of COS across all functional areas to establish improved operating protocols and efficiency gains.

High-Performance Culture – encouraging collective ownership across the enterprise to drive next phase of revenue growth and continuous improvement mindset.

Ongoing Investments – committed to make strategic investments in personnel and manufacturing to position CompoSecure for long-term success.

Continuing to make investments to meet accelerating customer demand and scale operational efficiencies

7

Q2 Business Update

Recent Wins

High-profile customer card programs delivered by CompoSecure


SAPPHIRE
RESERVE

Chase Sapphire Reserve
Existing Program Upgrade


SAPPHIRE
RESERVE
BUSINESS

Sapphire Reserve Business
New Launch


coinbase

Coinbase One Card
New Launch


GEMINI
mastercard

Gemini Card
Existing Program Upgrade


VISA
Signature
VISA
Signature
VISA
Signature

Crypto.com – US
New Launch


VISA
Infinite
XP
LEGACY

XP Legacy – Brazil
New Launch


MGM
REWARDS
mastercard

FNBO – MGM Rewards
New Launch

Several existing program upgrades and new program wins demonstrate CMPO's leadership and momentum – CompoSecure was also recognized across four Elan Award of Excellence[1] categories for its innovative card designs

[1] *As awarded by the International Card Manufacturers Association (ICMA).*

8 While metal represents <1% of total payment cards, changing consumer trends create opportunity for CompoSecure Y / Y Growth 7.2% 10.3% 8.8% 5.6% 5.8% 4.2% 4.4% 3.9%8.7% Increasing share of metal card issuance while aggregate payment card volumes continue to expand CompoSecure’s Opportunity to Increase Market Share 1 2021-2023 total payment cards issued from Nilson (Payment Card Manufacturer Shipments). 2024E total payment cards issued growth rate from ABI Payment and Banking Card Technologies (Card Shipments by Type and Application). 2 Sourced from Nilson (Global General Purpose Credit Cards in Circulation). 3 Based on management estimates and analysis and inclusive of debit, credit, and private label payment cards. Global Payment Cards in Circulation2 CMPO Produced Cards vs. Total Payment Cards Shipped1 4.5 4.5 4.5 4.4 0.49% 0.66% 0.68% 0.70% 2021 2022 2023 2024E Total Payment Cards Issued CompoSecure Units % 10.3 11.2 12.0 13.2 14.4 15.2 16.0 16.7 17.5 18.1 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Industry wide, ~2/3 of shipped cards are recurring for expirations and lost / stolen cards3 (cards in billions)(cards in billions) Q2 Business Update

9 Sources: Company filings, earnings transcripts, and investor presentations. New program launches plus existing program refreshes, like Chase Sapphire Reserve, create robust and durable demand JPMorgan Chase American Express Capital One 6.6 12.5 12.5 12.2 13.0 6.7 9.1 10.4 10.9 11.9 2020 2021 2022 2023 2024 New Card Accounts (units in mn) Marketing & BD Spend ($ in bn) 5.4 8.0 9.6 10.0 10.0 2.5 3.0 3.9 4.6 5.0 2020 2021 2022 2023 2024 New Card Accounts (units in mn) Marketing & BD Spend ($ in bn) 6.0 8.2 9.0 9.5 N / D 1.6 2.9 4.0 4.0 4.6 2020 2021 2022 2023 2024 New Card Accounts (units in mn) Marketing & BD Spend ($ in bn) 11% CAGR on active Sapphire Preferred and Reserve accounts 71% of new acquisitions are fee-paying cards 26% increase in card marketing in 2Q25 Issuer banks continue to ramp spending on new card acquisitions and premium metal programs Favorable Market Backdrop for Payment Cards Q2 Business Update

10 Arculus momentum is accelerating as customers seek out future-proof secure authentication and digital asset solutions Multiple Secure Applications Arculus Cold Storage Digital Asset Hardware Wallet Arculus Authenticate® Hardware Passkey Authenticator Authenticates new connected devices Authenticates logins without passwords Instantly validates secure access to financial accounts Step-up authentication for high-risk transactions Generates, stores, and secures private keys for crypto       Send, receive, and store digital assets in cold wallet Compatible Across Broad Use Cases Versatile and multi-functional platform designed to authenticate transactions and secure digital assets Arculus – Serving Financial Institutions and Consumers Gemini – Powered by Arculus Secure Payment with Arculus Authenticate® Payment / Authenticator Chip Q2 Business Update

Financial Overview

 CompoSecure is required to account for its 100% wholly-owned operating subsidiary, CompoSecure Holdings, L.L.C. ("Holdings") and its subsidiaries under the equity method of accounting. A summary of the change in accounting is described below: ̶ Before February 28, 2025, results of our operating businesses were consolidated. ̶ Effective February 28, 2025, due to the spin-off of Resolute Holdings and the execution of the Management Agreement, the accounting changed to equity method. Thus, the results from February 28, 2025 onward of our operating businesses are not consolidated and are reported under the equity method of accounting. ̶ For clarity of comparisons, we are also providing Non-GAAP data to show comparable consolidated operating results, in line with the historical presentation of results from prior quarters. ̶ We refer to our operating businesses as “Holdings”. Our share of the earnings of Holdings is reported in our statements of operations. Our carrying value in the assets of Holdings is reported in our balance sheets. GAAP results reflect consolidated operating results of CompoSecure from January 1 – February 27, 2025 and subsequent conversion to the equity method presentation from February 28 – June 30, 2025. For historical comparison and to best reflect the results associated with the underlying operating business, the Company is also presenting second quarter ended June 30, 2025 on a historical consolidated basis under the “Non-GAAP Results” heading 12 Non-GAAP data provides historical comparability and best reflects underlying financial results of operating business New Equity Method Accounting Presentation Q2 Financial Overview

Q2 | Financial Overview

13

Operating Results Summary – 2Q25

Significant year-over-year progress across all key reporting metrics

	Three Months Ended June 30, 2025		Three Months Ended June 30, 2024	
	GAAP	Non-GAAP	GAAP	Non-GAAP
Net Sales	$—mn	**$119.6mn[1]**	$108.6mn[2]	$108.6mn[1,2]
Gross Profit	$—mn	**$68.8mn[1]**	$56.1mn[2]	$56.1mn[1,2]
Gross Margin (%)	—%	**57.5%[1]**	51.6%[2]	51.6%[1,2]
Pro Forma Adjusted EBITDA		**$46.3mn[1]**		$36.7mn[1,3]
EPS / Adjusted EPS – Diluted	$(0.26)	**$0.25[1]**	$0.32	$0.23[1]
Total Cash	$4.8mn	**$96.5mn[2,4]**	$35.4mn[2,5]	$35.4mn[2,5]
Total Debt	$—mn	**$192.5mn[4,6]**	$330.9mn[2,5,6]	$330.9mn[2,5,6]

Non-GAAP metrics best reflect operating performance and are consistent with historical presentation less management fee

[1] Refers to a Non-GAAP Measure; please reference the Appendix for full reconciliation. [2] For 2Q24, Net Sales, Gross Profit, Gross Margin, and Total Cash are identical on a GAAP and Non-GAAP basis, because such measures have historically been shown on a consolidated basis. As of June 30, 2025, $91.7 million of cash was held at Holdings and not included in the GAAP results. [3] Pro-Forma Adjusted EBITDA includes ~$3.4mm and ~$3.3mm management fee expense in 2Q25 and 2Q24, respectively. It was included as a pro forma adjustment to 2Q24 to allow for comparability across periods. Please reference Statement of Operations on slide 18 for full reconciliation. [4] As of June 30, 2025. [5] As of June 30, 2024. [6] Non-GAAP Total Debt is comprised entirely of debt at Holdings.

Q2 | Financial Overview

14

Holdings Financial Highlights – 2Q25

Headlined by strong domestic sales growth and gross margin expansion

($ in millions)

Holdings Net Sales

Up $11.0mn



+10%
$108.6
$119.6
2Q24
2Q25

Holdings Domestic Net Sales

Up $19.1mn



+22%
$85.2
$104.3
2Q24
2Q25

Holdings International Net Sales

Down $8.1mn



(35%)
$23.4
$15.3
2Q24
2Q25

Holdings Gross Margin

Up 588 bps



+6%
51.6%
57.5%
2Q24
2Q25

Strong domestic sales and gross margin expansion from operating efficiency gains through early implementation of COS

Source: Holdings financial data.

15 Efficiency unlocks via COS drove improved profitability Non-GAAP Financial Highlights – 2Q25 ($ in millions, except per share data) Pro Forma Adjusted EBITDA Adjusted Diluted EPSAdjusted Net Income Up $9.6mn Up $0.02 per shareUp $4.2mn Pro Forma Adjusted EBITDA Margin Up 492 bps Note: All metrics are Non-GAAP measures. For a reconciliation to the most directly comparable measure prepared in accordance with GAAP, please reference the Appendix. Operating leverage and COS-related efficiency gains yielded improved pro forma adjusted EBITDA margins in 2Q25 33.8% 38.8% 2Q24 2Q25 $24.2 $28.4 2Q24 2Q25 $0.23 $0.25 2Q24 2Q25 +5% +17% +9% $36.7 $46.3 2Q24 2Q25 +26% Q2 Financial Overview

Q2 Financial Overview

16

Raising Full Year 2025 Guidance

Reflects increased visibility into second half customer demand and operating performance

Consolidated Net Sales	Pro Forma Adjusted EBITDA[1]



+8%
vs. MSD
$421
~$455
FY24A
FY25E
+14%
vs. MSD
$138
~$158
FY24
FY25E

Operating from a Position of Strength

- **Established market leader** – long tenured and blue-chip customer base, best-in-class innovative products, and robust balance sheet
- **Focused growth strategy** – planted seeds and making targeted investments to drive organic and inorganic growth
- **Favorable industry backdrop** – increasing demand for metal cards
- **Arculus optionality** – growth upside in mission-critical authentication and securing digital assets

Expecting continued commercial and operational momentum into second half while making foundational investments

Note: All figures reflect dollars in millions.

[1] Pro Forma Adjusted EBITDA includes the Management Fee anticipated to be paid for FY25, and for FY24 reflects the Management Fee that would have been paid had the Management Agreement been in effect from January 1, 2024.

Appendix

18

Q2 Appendix

Statement of Operations (Unaudited) – 2Q25

GAAP to Non-GAAP Operating Results

($ in thousands)

	Three Months Ended June 30, 2025				Three Months Ended June 30, 2024
	GAAP	Equity Method Adjustments		Non-GAAP	Non-GAAP
	A	B	C	D	
	CompoSecure GAAP results	Elimination of Equity Method Investment	Addition of Holdings	Adjusted June 30, 2025 QTD	Q2 2024 QTD As Reported
Net sales	$ -	$ -	$ 119,592	$ 119,592	$ 108,567
Cost of sales	-	-	50,792	50,792	52,495
Gross profit	0	-	68,800	68,800	56,072
Operating expenses					
Selling, General and administrative	2,656	-	27,782	30,438	24,279
(Loss) ncome from operations	(2,656)	-	41,018	38,362	31,793
Other (expense) income :					
Revaluation of warrant liability	(53,436)	-	-	-53,436	5,604
Revaluation of earnout conideration liability	(10,721)	-	-	-10,721	1,928
Change in fair value of derivative liability	-	-	-	-	178
Interest expense	-	-	(3,372)	(3,372)	(6,426)
Interest income	17	-	1,428	1,445	1,110
Amortization of deferred financing costs	-	-	(165)	(165)	(332)
Total other income (expenses), net	$ (64,140)	$ -	$ (2,109)	$ (66,249)	$ 2,062
(Loss) Income before income taxes	(66,796)	-	38,909	(27,887)	33,855
Income tax (expense) benefit	$ 1,762	$ -	$ -	1,762	$ (258)
Earnings in CompoSecure Holdings L.L.C equity method investment	38,909	(38,909)	-	-	-
Net (loss) income	**$ (26,125)**	**$ (38,909)**	**$ 38,909**	**$ (26,125)**	**$ 33,597**
Add:					
Depreciation and amortization				2,341	2,380
Income tax expense (benefit)				(1,762)	258
Interest expense, net (1)				2,092	5,648
EBITDA				(23,454)	41,883
All Other changes					
Stock-based compensation				5,186	5,238
Mark to market adjustments (2)				64,157	(7,710)
Add back incurred Management fees				3,419	-
Secondary offering transaction costs				-	586
Spin-Off cost				433	-
All other changes				73,195	(1,886)
Historical Adjusted EBITDA				**49,741**	**39,997**
E Add back expenses incurred on behalf of Resolute Holdings prior to Spin -Off				-	
Pro Forma full quarter Management Fee				(3,419)	(3,292)
Pro Forma Adjusted EBITDA				**$ 46,322**	**$ 36,705**

Column D shows CompoSecure's results consolidated with CompoSecure Holdings, consistent with historical consolidated presentation.

- **A** GAAP results reflect Holdings under the equity method of accounting for 2Q25
- **B** Elimination of equity method investment represents the removal of the net income that we recorded from the equity method investment in Holdings
- **C** Addition of Holdings' results as they would have been presented historically
- **D** Adjusted June 30, 2025 reflects the addition of the statement of operations of Holdings
- **E** Pro forma adjustments to show CompoSecure results on a go-forward basis assuming full management fees in both periods

Note: The Non-GAAP columns represent a consolidation of the Company's results with those of Holdings, for consistency with prior consolidated presentation. [1] Includes amortization of deferred financing cost for the three months ended June 30, 2025 and 2024, respectively. [2] Includes the changes in fair value of warrant liability, derivative liabilities, and earnout consideration liability for the three months ended June 30, 2025 and 2024, respectively.

GAAP Non-GAAP GAAP GAAP Non-GAAP GAAP June 30, 2025 June 30, 2025 December 31, 2024 June 30, 2025 June 30, 2025 December 31, 2024 ASSETS LIABILITIES AND STOCKHOLDERS' EQUITY CURRENT ASSETS CURRENT LIABILITIES Cash and cash equivalents $4,808 $96,474 $77,461 Accounts payable $2,635 $16,837 $11,544 Accounts receivable — 69,260 47,449 Accrued expenses 14,603 49,147 25,711 Inventories, net — 44,239 44,833 Current portion of long-term debt — 13,750 11,250 Prepaid expenses and other current assets 1,097 4,232 4,159 Other current liabilities 34,582 36,668 27,817 Total current assets 5,905 214,205 173,902 Total current liabilities 51,820 116,402 76,322 Property and equipment, net and right of use assets — 21,181 28,852 Long-term debt, net of deferred financing costs — 177,071 184,389 Deferred tax asset 266,652 266,652 264,815 Warrant liability 137,440 137,440 104,231 Other assets — 13,951 6,349 Lease liabilities - operating leases — 7,183 3,888 Equity method investment 44,739 — — Tax receivable agreement liability 234,412 234,412 248,534 Total Assets $317,296 $515,989 $473,918 Total Liabilities $423,672 $672,508 $617,364 Shareholders' deficit (107,376) (156,519) (143,446) Total Liabilities and Shareholders' Deficit $317,296 $515,989 $473,918 19 Unaudited Balance Sheet (GAAP and Non-GAAP) Finished 2Q25 with over $96 million in cash and a net leverage ratio of 0.66x Net Debt / Pro Forma Adjusted EBITDA ($ in thousands) Note: The Non-GAAP columns represent a consolidation of the Company’s results with those of Holdings, for consistency with prior consolidated presentation. Q2 Appendix

20

Q2 Appendix

Statement of Cash Flows (GAAP and Non-GAAP)

Unaudited

($ in millions)

	Six Months Ended		
	GAAP	Non-GAAP	GAAP
Cash flows from operating activity:	6/30/2025	6/30/2025	6/30/2024
Net income	**$(4.6)**	**$(4.6)**	**$50.7**
Depreciation and amortization	1.6	4.6	4.6
Stock-based compensation expense	4.0	10.9	9.6
Earnings in equity method investment	(53.8)	—	—
Cash receipts from Holdings	15.9	—	—
Change in fair value of earnout, warrant and derivative	35.0	35.0	1.4
Deferred tax (benefit)	(1.8)	(1.8)	(2.9)
Changes in assets and liabilities	6.7	7.5	1.9
Net cash provided by operating activity	**$3.0**	**$51.9**	**$66.0**
Cash flows from investing activity:			
Acquisition of property and equipment	—	(2.0)	(3.1)
Holdings cash deconsolidated as a result of the Management Agreement	(50.3)	—	—
Resolute Holdings cash deconsolidated as a result of the Spin-Off	(10.0)	—	—
Capitalized software expenditures	(0.4)	(0.8)	(0.4)
Net cash used in investing activity	**$(60.7)**	**$(2.8)**	**$(3.5)**
Cash flows from financing activity			
Proceeds from employee stock purchase plan, exercise of warrants and options	5.0	5.0	0.2
Payments for taxes related to net share settlement of equity awards	(15.3)	(15.3)	(8.5)
Payment of term loan	—	(5.0)	(9.4)
Payment of tax receivable agreement liability	(4.7)	(4.7)	—
Contribution to Resolute Holdings	—	(10.0)	—
Distributions to non-controlling interest	—	—	(26.2)
Special distribution to non-controlling interest	—	—	(15.6)
Dividend to Class A shareholders	—	—	(8.9)
Net cash used in financing activity	**$(15.0)**	**$(30.0)**	**$(68.4)**
Net change in cash	$(72.7)	$19.1	$(5.9)
Cash and cash equivalents, beginning of period	77.5	77.5	41.2
Cash and cash equivalents, end of period	**$4.8**	**$96.5**	**$35.4**

CompoSecure generated robust net cash from operating activities of $52 million through June 30, 2025

Note: The Non-GAAP column represents a consolidation of the Company's results with those of Holdings, for consistency with prior consolidated presentation.

21

Q2 Appendix

Statement of Operations – 2Q25

Unaudited

($ in thousands)

	GAAP				Non-GAAP			
	Three Months Ended June 30,				Three Months Ended June 30,			
	2025	2024	$ Change	% Change	2025	2024	$ Change	% Change
Net sales	$ —	$ 108,567	$ (108,567)	(100.0)%	$ 119,592	$ 108,567	$ 11,025	10.2%
Cost of sales	—	52,495	(52,495)	(100.0)%	50,792	52,495	(1,703)	(3.2)%
Gross profit	**$ —**	**$ 56,072**	**$ (56,072)**	**(100.0)%**	**$ 68,800**	**$ 56,072**	**$ 12,728**	**22.7%**
Gross margin %	**— %**	**51.6%**			**57.5%**	**51.6%**		
Operating expenses:								
Selling, general and administrative expenses	2,656	24,279	(21,623)	(89.1)%	30,438	24,279	6,159	25.4%
(Loss) income from operations	$ (2,656)	$ 31,793	$ (34,449)	(108.4)%	$ 38,362	$ 31,793	$ 6,569	20.7%
Other (expense) income, net	(64,140)	2,062	(66,202)	N/M	(66,249)	2,062	(68,311)	N / M
Income before income taxes	$ (66,796)	$ 33,855	$ (100,651)	(297.3)%	$ (27,887)	$ 33,855	$ (61,742)	(182.4)%
Income tax (expense) benefit	1,762	(258)	2,020	N/M	1,762	(258)	2,020	N / M
Net income before earnings in equity method investment	$ (65,034)	$ 33,597	$ (98,631)	N/M	$ (26,125)	$ 33,597	$ (59,722)	(178)%
Earnings in equity method investment	38,909	—	38,909	100.0%	—	—	—	100.0%
Net income	$ (26,125)	$ 33,597	$ (59,722)	(178)%	$ (26,125)	$ 33,597	$ (59,722)	(178)%
Net income attributable to redeemable non-controlling interests	—	22,498	(22,498)	(100.0)%	—	22,498	(22,498)	(100.0)%
Net income attributable to CompoSecure	$ (26,125)	11,099	$ (37,224)	(335)%	$ (26,125)	11,099	$ (37,224)	(335)%

Note: The Non-GAAP columns represent a consolidation of the Company's results with those of Holdings, for consistency with prior consolidated presentation for the three months ended June 30, 2025.
Note: N / M represents not meaningful.

22

Q2 Appendix

2Q25 Earnings Per Share – Non-GAAP Reconciliation

Basic

($ in thousands, except per share data)	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024
Net income (loss)	$(26,125)	$33,597
Add (less): Provision (benefit) for income taxes	(1,762)	258
Income (loss) before income taxes	(27,887)	33,855
Add (Less): Mark-to-market adjustments (1)	64,157	(7,710)
Add: Stock-based compensation	5,186	5,238
Less: Pro forma management fees	—	(3,292)
Add: Spin-off cost	433	—
Add: Secondary offering transaction costs	—	586
Adjusted net income before tax	41,889	28,677
Income tax expense (2)	13,498	6,229
Adjusted net income	28,391	22,448
Common shares outstanding used in computing net income per share, basic:		
Class A and Class B common shares (3)	102,322	81,151
Adjusted net income per share - basic	**$0.28**	**$0.28**

Diluted

($ in thousands, except per share data)	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024
Adjusted net income	$28,391	$22,448
Add: Interest on Exchangeable Notes, net of tax	—	1,781
Adjusted net income used in computing net income per share, diluted (5)	28,391	24,229
Common shares outstanding used in computing net income per share, diluted:	102,322	81,151
Warrants (4)	9,878	8,094
Exchangeable Notes (5)	—	13,000
Equity awards	2,694	2,490
Total shares outstanding used in computing net income per share - diluted (5)	114,894	104,735
Adjusted net income per share - diluted	**$0.25**	**$0.23**

[1] Includes changes in fair value of warrant liability, make-whole provision of Exchangeable Notes and earnout consideration liability. [2] Reflects current and deferred income tax expenses. For the three months ended June 30, 2024, it was calculated using the Company's blended tax rate as if the Company did not have any non-controlling interest associated with its historical Up-C structure. For the three months ended June 30, 2025, it was calculated by applying the Company's blended tax rate to the presented adjustments and including the Company's provision. [3] Assumes both Class A and Class B shares participate in earnings and are outstanding at the end of the period. There were no Class B shares outstanding as of June 30, 2025. [4] Assumes treasury stock method, valuation at assumed fair market value of $14.47. [5] The Exchangeable Notes were included through the application of the "if-converted" method. Interest related to the Exchangeable Notes, net of tax was excluded from net income. No Exchangeable Notes were outstanding during the three months ended June 30, 2025.

23

Q2 Appendix

Quarterly Management Fee Calculation

Methodology Comparison – Reported by CMPO vs. Defined in Management Agreement

($ in millions)

Fee Calculation – Using CMPO Reported Non-GAAP Financials

	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25
Reported Adjusted EBITDA	$34.5	$36.7	$36.6	$30.4	$34.8	$46.3
Less: Expenses Incurred on Behalf of Resolute Prior to Spin-Off					(1.0)	
Reported Pro-Forma Adjusted EBITDA	$34.5	$36.7	$36.6	$30.4	$33.8	$46.3
Plus: Expenses Incurred on Behalf of Resolute Prior to Spin-Off					1.0	
Plus: Management Fee[1]	3.2	3.3	3.4	3.3	1.1	3.4
Historical Adjusted EBITDA	$37.8	$40.0	$40.0	$33.6	$35.9	$49.7
Less: Stock-Based Compensation	(4.4)	(5.2)	(5.6)	(6.0)	(5.7)	(5.2)
Management Agreement Adjusted EBITDA	**$33.4**	**$34.8**	**$34.4**	**$27.6**	**$30.2**	**$44.6**
LTM Management Agreement Adjusted EBITDA				$130.1	$127.0	$136.8
Quarterly Fee Rate				2.50%	2.50%	2.50%
Quarterly Management Fee to Resolute Holdings				**$3.3**	**$3.2**	**$3.4**

Fee Calculation – As Defined in Management Agreement

	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25
CompoSecure Holdings Adjusted EBITDA[2]	$35.6	$37.7	$38.1	$32.6	$35.9	$48.6
Plus: Management Fee[1]	3.2	3.3	3.4	3.3	1.1	3.4
Less: Stock-Based Compensation	(4.2)	(5.0)	(5.4)	(5.3)	(5.6)	(5.0)
CompoSecure Holdings Adjusted EBITDA, as defined	$34.7	$35.9	$36.1	$30.5	$31.4	$47.0
Less: Parent Allocated Expense, as defined	(1.3)	(1.2)	(1.7)	(2.9)	(1.2)	(2.4)
Management Agreement Adjusted EBITDA, as defined	**$33.4**	**$34.8**	**$34.4**	**$27.6**	**$30.2**	**$44.6**
LTM Management Agreement Adjusted EBITDA				$130.1	$127.0	$136.8
Quarterly Fee Rate				2.50%	2.50%	2.50%
Quarterly Management Fee to Resolute Holdings				**$3.3**	**$3.2**	**$3.4**

Management Fee definition in the Management Agreement is equivalent to CMPO's Non-GAAP reported Adjusted EBITDA before management fees, less stock-based compensation

[1] Periods prior to 1Q25 include the Management Fee that would have been payable had the Management Agreement been executed on January 1, 2024, for comparability; 1Q25 reflects actual Management Fee paid from the completion of the Spin-Off through end of 1Q25; 2Q25 reflects actual Management Fee paid during the period. [2] Reflects CMPO reported method and excludes stock-based compensation.

Investor Relations Contact Sean Mansouri 720-330-2829 ir@composecure.com